Long-term debt	12 Months Ended
Dec. 31, 2019
Noncurrent Liabilities [Abstract]
Long-term debt

13. Long-term debt

	2019	2018

Unsecured debentures
Series D - 5.67% debentures due September 2, 2019	$-	$499,599
Series E - 3.75% debentures due November 14, 2022	399,152	398,873
Series F - 5.09% debentures due November 14, 2042	99,302	99,286
Series G - 4.19% debentures due June 24, 2024	498,264	497,913
	996,718	1,495,671
Less current portion	-	(499,599)

Total	$996,718	$996,072

Cameco has a $1,000,000,000 unsecured revolving credit facility that is available until November 1, 2023. Upon mutual agreement, the facility can be extended for an additional year on the anniversary date. In addition to direct borrowings under the facility, up to $100,000,000 can be used for the issuance of letters of credit and, to the extent necessary, it may be used to provide liquidity support for the Company’s commercial paper program. The agreement also provides the ability to increase the revolving credit facility above $1,000,000,000 by increments no less than $50,000,000, to a total of $1,250,000,000. The facility ranks equally with all of Cameco’s other senior debt. As of December 31, 2019 and 2018, there were no amounts outstanding under this facility.

Cameco has $1,719,120,000 (2018 - $1,716,473,000) in letter of credit facilities. Outstanding and committed letters of credit at December 31, 2019 amounted to $1,528,603,000 (2018 - $1,572,984,000), the majority of which relate to future decommissioning and reclamation liabilities (note 15).

Cameco is bound by a covenant in its revolving credit facility. The covenant requires a funded debt to tangible net worth ratio equal to or less than 1:1. Non-compliance with this covenant could result in accelerated payment and termination of the revolving credit facility. At December 31, 2019, Cameco was in compliance with the covenant and does not expect its operating and investing activities in 2020 to be constrained by it.

The Company has arranged for standby product loan facilities with three different counterparties. The arrangements allow it to borrow up to 1.2 million kgU of UF6 conversion services over the period 2020 to 2022 with repayment in kind up to March 31, 2023. Under the loan facilities, standby fees of up to 1% are payable based on the market value of the facilities and interest is payable on the market value of any amounts drawn at rates ranging from 0.5% to 2.0%.

The table below represents currently scheduled maturities of long-term debt:

2020	2021	2022	2023	2024	Thereafter	Total

$-	-	399,152	-	498,264	99,302	$996,718